INTANGIBLE ASSETS, NET (Details) - USD ($)	Sep. 30, 2024	Mar. 31, 2024
INTANGIBLE ASSETS, NET
Land use right, cost	$ 1,900,000	$ 1,900,000
Total intangible assets, at cost	1,900,000	1,900,000
Less: accumulated amortization	(601,667)	(411,667)
Intangible assets, net	$ 1,298,333	$ 1,488,333